UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

GENERATION INCOME PROPERTIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 East Jackson Street Suite 3300
Tampa, Florida		33602
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 448-1234

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.01 per share	GIPR	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GIPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure under Item 2.01 below regarding the DC Termination Agreement, the Dollar General Purchase Agreement, and the Fresenius Purchase Agreement (each as defined below) is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reacquisition of GIPDC 3707 14th St. LLC - 7-Eleven, Washington, D.C. (June 16, 2026)

On June 16, 2026, Generation Income Properties, Inc. (the “Company”), Generation Income Properties, LP (“GIP LP”) and Brown Family Enterprises, LLC (“Brown”), a preferred equity holder of GIP LP, entered into an Assignment of Limited Liability Company Interests and Termination Agreement, dated as of June 16, 2026, (the “DC Termination Agreement”), pursuant to which (i) Brown assigned, transferred, and conveyed to GIP LP one hundred percent (100%) of the limited liability company interests in GIPDC 3707 14th St. LLC (the “DC Entity”), the entity owning the net lease retail property occupied by 7-Eleven and located at 3707-3711 14th Street, N.W., Washington, D.C. (the “DC Property”), (ii) the Company paid Brown $600,000 in cash, and (iii) the Assignment of Limited Liability Company Interests and Satisfaction Agreement, dated as of March 3, 2026, by and among Brown, GIP LP, and the Company (the “Original Agreement”), together with all rights and obligations thereunder, was terminated in its entirety, and the parties exchanged mutual releases. The Company resumed consolidating the DC Entity and the DC Property effective June 16, 2026, and recognized a loss on transfer of LLC interests of $185,069, in satisfaction of debt, during the six months ended June 30, 2026, in connection with the Company’s prior transfer of the DC Entity effective March 3, 2026, pursuant to the Original Agreement, as reflected in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026. The DC Property continues to be encumbered by the mortgage loan and related security documents held by Valley National Bank, which remained the obligation of the DC Entity throughout and was unaffected by the DC Termination Agreement.

Disposition of Vacaville Property - Vacaville, California (July 15, 2026)

As previously disclosed in the Company's Current Report on Form 8-K filed on July 21, 2026, the Company, through its indirect wholly owned subsidiary GIPCA 991 Nut Tree Road, LLC, completed the disposition of the single-tenant net-leased property occupied by the United States of America and located at 991 Nut Tree Road, Vacaville, California (the “Vacaville Property”), on July 15, 2026, for a purchase price of $2,475,000.

Disposition of Fresenius Property - Chicago, Illinois (August 21, 2026)

On August 21, 2026, GIPIL 3134 W 76th Street, LLC, an indirect wholly owned subsidiary of the Company, completed the sale of its Fresenius-occupied net lease medical property located at 3134 West 76th Street, Chicago, Illinois (the “Fresenius Property”), pursuant to a Purchase and Sale Agreement, entered into effective as of June 22, 2026, by and between GIPIL 3134 W 76th Street, LLC, as seller, and DDF Candor, LLC, a Texas limited liability company, as purchaser, as amended by that certain First Amendment to Purchase and Sale Agreement, entered into effective as of July 28, 2026 (collectively, the “Fresenius Purchase Agreement”). The Fresenius Property was sold for a purchase price of $2,800,000, subject to customary prorations and adjustments, resulting in net proceeds to the Company of approximately $1,365,000.

Disposition of Dollar General Portfolio - Texas, Ohio, Maine, and Pennsylvania (August 24, 2026)

On August 21, 2026, the Company, through six of its indirect wholly owned subsidiaries: GIPTX 6919 North Service Road, LLC; GIPOH 6696 State Route 95, LLC; GIPME 409 US Route 2, LLC; GIPPA 23 Wert Drive, LLC; GIPOH 5405 Tiffin Avenue, LLC; and GIPOH 7970 E Harbor Road, LLC; completed the sale of a portfolio of six Dollar General-occupied net lease retail properties located at 6919 N Service Road, Big Spring, Texas; 6696 State Route 95, Mount Gilead, Ohio; 409 US Route 2, East Wilton, Maine; 23 Wert Drive, Thompsontown, Pennsylvania; 5405 Tiffin Avenue, Castalia, Ohio; and 7970 E Harbor Road, Lakeside, Ohio (collectively, the “Dollar General Properties”), pursuant to a Purchase and Sale Agreement, entered into effective as of June 19, 2026, by and between the seller entities named above and HABG Texas LLC, a Texas limited liability company, as amended by that certain First Amendment to Purchase and Sale Agreement, entered into effective as of July 22, 2026 (collectively, the “Dollar General Purchase Agreement”). The First Amendment, among other things, removed a seventh property located at 1905 Hallowell Road, Litchfield, Maine from the sale transaction and reduced the aggregate purchase price accordingly. The Dollar General Properties were sold for an aggregate purchase price of $6,246,221, subject to customary prorations and adjustments, resulting in net proceeds to the Company of $2,685,000.

The foregoing descriptions of the DC Termination Agreement, the Fresnius Purchase Agreement, and the Dollar General Purchase Agreement are qualified in their entirety by the full text of such agreements attached to this Current Report on Form 8-K as Exhibits 10.1 through 10.5.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information for the Company is attached as Exhibit 99.1 and incorporated by reference herein (“Unaudited Pro Forma Consolidated Financial Statements”), giving effect to the reacquisition of the DC Entity and the dispositions of the Dollar General Properties, the Fresenius Property, and the Vacaville Property (collectively, the “Transactions”):

•
Unaudited Pro Forma Balance Sheet for the Company as of June 30, 2026
•
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2026 and June 30, 2025
•
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2025

The unaudited pro forma balance sheet gives effect to the disposition of the Dollar General Properties, the Fresenius Property, and the Vacaville Property as if such dispositions had occurred on June 30, 2026. No adjustment is reflected in the pro forma balance sheet for the reacquisition of the DC Entity, as that transaction is already reflected in the Company's historical condensed consolidated balance sheet as of June 30, 2026.

The unaudited pro forma statements of operations give effect to the reacquisition of the DC Entity and the dispositions of the Dollar General Properties, the Fresenius Property, and the Vacaville Property, as if each such Transaction had occurred on January 1, 2025 (for the year ended December 31, 2025) or January 1, 2026 (for the six months ended June 30, 2026), as applicable.

(c) Exhibits.

Exhibit No.	Description

10.1

Assignment of Limited Liability Company Interests and Termination Agreement, dated as of June 16, 2026, by and among Brown Family Enterprises, LLC, Generation Income Properties, LP, and Generation Income Properties, Inc.

10.2

Purchase and Sale Agreement, entered into effective as of June 19, 2026, by and between GIPTX 6919 North Service Road, LLC, GIPOH 6696 State Route 95, LLC, GIPME 409 US Route 2, LLC, GIPME 1905 Hallowell Road, LLC, GIPPA 23 Wert Drive, LLC, GIPOH 5405 Tiffin Avenue, LLC, GIPOH 7970 E Harbor Road, LLC and HABG Texas LLC.

10.3	First Amendment to Purchase and Sale Agreement, entered into effective as of July 22, 2026, by and among the seller parties named therein and HABG Texas LLC.
10.4	Purchase and Sale Agreement, entered into effective as of June 22, 2026, by and between GIPIL 3134 W 76th Street, LLC and DDF Candor, LLC.
10.5	First Amendment to Purchase and Sale Agreement, entered into effective as of July 28, 2026, by and between GIPIL 3134 W 76th Street, LLC and DDF Candor, LLC.
99.1	Unaudited Pro Forma Consolidated Financial Statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION INCOME PROPERTIES, INC.

Date:	September 21, 2026	By:	/s/ Ron Cook
Ron Cook Principal Finance and Accounting Officer